Exhibit 10.50

Pursuant to 17 C.F.R §240.24b-2, confidential information (indicated as [***]) has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

3RD AMENDMENT TO AMENDED AND RESTATED DISTRIBUTION AGREEMENT

(Remodulin®)

THIS 3RD AMENDMENT TO AMENDED AND RESTATED DISTRIBUTION AGREEMENT (this “Third Amendment”) is made and effective this 27th Day of December, 2016 (the “Third Amendment Effective Date”), by and among Accredo Health Group, Inc., a Delaware corporation having offices at 6272 Lee Vista Boulevard, Orlando FL, 32822, (“Accredo”), United Therapeutics Corporation, a Delaware corporation, having offices at 1040 Spring Street, Silver Spring, Maryland (“UT”), and Priority Healthcare Distribution, Inc., doing business as CuraScript SD Specialty Distribution, a Florida corporation with offices at 255 Technology Park, Lake Mary, Florida, 32746 (“SD”). SD and Accredo are collectively referred to herein as the “Distributor”.

WHEREAS, UT and Accredo are parties to that certain Amended and Restated Distribution Agreement dated February 21, 2011, as amended (the “Agreement”), which relates to the distribution of Remodulin® (treprostinil) Injection (“UT Product”);

WHEREAS, the Parties wish to amend the Agreement as provided herein;

WHEREAS, pursuant to Section 18.4 of the Agreement, the Agreement may be amended by the parties by a written instrument signed by a duly authorized representative of each of the Parties; and

WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

NOW THEREFORE, in consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.0                  Attachment A will be deleted in its entirety and replaced with the revised Attachment A, attached hereto..

(SIGNATURE PAGE TO FOLLOW)

Pursuant to 17 C.F.R §240.24b-2, confidential information (indicated as [***]) has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed as of the Third Amendment Effective Date set forth above by their duly authorized representatives.

ACCREDO HEALTH GROUP, INC.		UNITED THERAPEUTICS CORPORATION

By:	/s/ Bill Martin	By:	/s/ Kevin T. Gray

Name:	Bill Martin	Name:	Kevin T. Gray

Title:	VP	Title:	SVP, Strategic Operations

Date:	1/3/17	Date:	1/5/2017

PRIORITY HEALTHCARE DISTRIBUTION, INC.

By:	/s/ Gayle C. Johnston

Name:	Gayle C. Johnston

Title:	President

Date:	12.30.16

Pursuant to 17 C.F.R §240.24b-2, confidential information (indicated as [***]) has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Attachment A

Prices

UT Product

UT Product Name	NDC	Strength	Price
Remodulin 1mg	66302-0101-01	1mg/20ml	$	[***]
Remodulin 2.5mg	66302-0102-01	2.5mg/20ml	$	[***]
Remodulin 5 mg	66302-0105-01	5mg/20ml	$	[***]
Remodulin 10 mg	66302-0110-01	10mg/20ml	$	[***]
Remodulin Diluent	(NDC 66302-150-50).	50 mL vial, carton of 1	$	[***]

UT shall notify the DISTRIBUTOR in writing of any change (and the amount of the change) in the Price of any respective UT Product during the term of this Agreement in the same time and manner as it notifies other similarly situated distributors.

UT shall provide DISTRIBUTOR with a current list of Remodulin prices to Discounted Entities, including FSS prices, Federal Ceiling Prices, and prices to section 340B entities, and shall promptly notify Distributor of any and all changes in such prices as well as the effective dates of such changes.